                                  EXHIBIT 99.6


        INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of June 12, 1998 (the "Agreement"), among OAKTREE CAPITAL MANAGEMENT FUND, LLC (solely as agent and nominee for the entities set forth on Annex I, each a "Fund" and collectively, the "Funds") (together with is successors, assigns and replacements, "Oaktree") and DAIWA HEALTHCO-3, LLC (together with is successors, assigns and replacements, "DH-3") and acknowledged and agreed to by Physicians Clinical Laboratory, Inc. (together with its successors and assigns, "PCL") and Bio-Cypher Funding Corp. ("Funding").

        Reference is hereby made to (i) that certain Healthcare Receivables Purchase and Transfer Agreement, dated as of September 30, 1997 (as amended, modified or supplemented from time to time in accordance with its terms, the "RPA"), between PCL and Funding, and (ii) that certain Loan and Security Agreement, dated as September 30, 1997 (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"), between PCL and DH-3. Terms not otherwise defined herein shall have the meanings set forth in the RPA.

        Oaktree and PCL are entering into that certain Purchase Agreement, dated as of June 12, 1998 with respect to the issuance of the 15% Senior Secured Notes Due 2001 (as amended, modified or supplemented from time to time in accordance with its terms, the "Purchase Agreement"). The obligations of PCL under the Purchase Agreement and the 15% Senior Secured Notes Due 2001 the "Note Obligations" are to be secured by a second priority Lien in certain Accounts of PCL.

        This letter is intended to set forth the subordination and intercreditor obligations of Oaktree and DH-3 in connection with the Oaktree Lien and the Senior Liens (each as hereinafter defined).

        aa.    Subordination and Release by Oaktree. Oaktree agrees that (a) the
Liens of Oaktree in Accounts of PCL shall, automatically and without further action on the part of Oaktree or PCL, (i) be limited solely to those Accounts (and the products and proceeds thereof) that, any time in question (x) have not been purchased or transferred (or purported to be purchased or transferred) by PCL to Funding, or (y) are not now owned (or purported to be owned by reason of payment therefor) by Funding in accordance with the RPA (the Lien of Oaktree, as so limited, are hereinafter referred to as the "Oaktree Lien"), (b) the Oaktree Lien, without necessity of any further action by Oaktree, PCL or DH-3, is and shall be junior and subordinate to all Liens of Funding and DH-3 in the Accounts (collectively, the "Senior Liens"), regardless of the time or order of filing of financing statements or any failure of perfection of the Senior Liens, and (c) pursuant to such subordination, Oaktree will not be permitted to take (and Oaktree hereby agrees not to take) any action in respect of the Accounts or retain or apply any proceeds of the Accounts unless and until all Lender Debt (as defined in the Loan Agreement) owing to DH-3 under the Loan Agreement has been paid in full. Except as expressly set forth below, DH-3 shall be under no obligation to Oaktree with respect to any enforcement action in respect of the Accounts or any proceeds thereof, and Oaktree hereby acknowledges that it is not relying upon DH-3 with respect to any such matters.

        bb.    Turnover Obligation of Oaktree. Until all Lender Debt has been paid in full, except with the prior written consent of DH-3 in each instance, Oaktree will not receive or accept in any manner (including, without limitation, by set-off) any payments in respect of the Note Obligations directly from the liquidation of the Accounts. In the event and to the extent that Oaktree shall receive any payment in respect of the Note Obligations in violation of the prior sentence, Oaktree shall be



                                 EXH. 99.6 - 1
deemed to have received such payments in trust for DH-3 and shall promptly turn the same over in the form received (subject to endorsement if appropriate) to DH- 3 for application to the Lender Debt.

        cc.    Additional Documentation. Oaktree will, from time to time, upon request of DH-3, and at PCL's sole cost and expense execute and deliver to DH-3 any reasonable documentation and filing statements as may be reasonably required by DH-3 in order to confirm or evidence the agreements set forth herein.

        dd.    No Contesting of Liens. (a) Except as expressly provided herein, this Agreement is not intended to affect, limit or in any way diminish the Oaktree Lien or the Senior Liens or the rights that each of DH-3, Oaktree and Funding possess or purport to possess with respect thereto, insofar as the rights of third parties are concerned.

        (b) Oaktree hereby agrees that it will not commence or continue any default, foreclosure or liquidation proceedings or remedies, whether legal or equitable, in respect of any of the Accounts or the Senior Liens or otherwise take any action of any kind or nature to collect or receive, or enforce rights in, realize upon, seek adequate protection with regard to, object of the sale or use of or granting of Liens prior to the interest of DH-3 on, take or gain possession of, give it preference against, or priority over, any of the Accounts or the Senior Liens, until all Lender Debt owing to DH-3 under the Loan Agreement has been paid in full.

        ee.    No Payments of Principal. Without the prior written consent of
DH-3, no principal payments (whether mandatory or optional) shall be made on account of the Note Obligations so long as any Lender Debt remains outstanding.

        ff.    No Third Party Beneficiaries. This Agreement is solely for the benefit of DH-3 and Oaktree and may be relied upon and enforced solely by DH-3 and Oaktree and their respective successors, assigns and transferees. No other Person, including PCL, is intended as a third-party beneficiary hereunder.

        gg.    Choice of Law; Waiver of Jury Trial Jurisdiction and Venue. This
Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof). Each of the parties hereto hereby waives all rights to a trial by jury in the event of any litigation with respect to any matter related to this Agreement, and hereby irrevocably consents to the jurisdiction of the state and federal courts located in New York County, New York City, New York in connection with any action or proceeding arising out of or relating to this Agreement. In any such litigation, each of the parties hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at its address set forth on the signature pages hereof.

        hh.    Entire Agreement; Severability. (a) This Agreement embodies the entire agreement and understanding of DH-3 and Oaktree concerning the subject matter contained herein. This Agreement supersedes any and all prior agreements and understandings between the parties, whether written or oral.

        (b) If any provision of this Agreement shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Agreement shall continue in full force and effect.




                                  EXH. 99.6 - 2

        ii. Amendments, etc. No amendment or waiver of any provision of this Agreement or consent to any departure therefrom by a party hereto shall be effective unless in a writing signed by each of Oaktree and DH-3 and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of each of either Oaktree or DH-3 to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

        jj.    Notices, etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received. DH-3 hereby agrees, with respect to the Loan Agreement, and Oaktree hereby agrees, with respect to the Purchase Agreement, to utilize all reasonable efforts to furnish the other party any notice of an event of default, event of termination or acceleration with respect to the Loan Agreement or the Note Agreement, as applicable; provided, that the failure to deliver such notice shall in no way limit or otherwise prevent the rights and remedies of DH-3 or Oaktree, as applicable, thereunder.

        kk.    Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.












                                  EXH. 99.6 - 3

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Intercreditor and Subordination Agreement as of the date first above written.

OAKTREE CAPITAL MANAGEMENT,             DAIWA HEALTHCO-3, LLC
LLC, solely as agent and nominee
for the Funds set forth on Annex I


By:____________________________         By:___________________________________
Name:                                   Name: Richard L. Taiano
Title:                                  Title: Vice President
                                        Address: c/o Lord Securities
                                                 Corporation
                                                 Two Wall Street
By:____________________________                  New York, NY 10005
Name:                                            Attention: Mr. Richard Taiano
Title:                                           Fax: (212) 346-9012

Address: Oaktree Capital Management     copy to: Daiwa Securities
         550 South Hope St.                      America Inc.
         22nd Floor                              32 Old Slip
         Los Angeles, CA  90071                  New York, NY 10005
         Attn: Mr. Matthew Barrett               Attention: Mr. Isaac Soleimani
         Fax: (213) 694-1592                     Fax: (212) 612-7122


ACKNOWLEDGED AND AGREED:

PHYSICIANS CLINICAL LABORATORY, INC.    BIO-CYPHER FUNDING CORP.


                                        By:___________________________________
By:____________________________            Name:
   Name:                                   Title:
   Title:                                  Fax:
   Fax:                                    Address:
   Address:











                                  EXH. 99.6 - 4